SUBSCRIPTION AGREEMENT

Avenue Entertainment Group, Inc.
11111 Santa Monica Boulevard, Suite 525
Los Angeles, CA 90025

Ladies and Gentlemen:

     1. Subscription. Robison Enterprises, Inc., a California corporation ("REI"), hereby agrees to purchase from Avenue Entertainment Group, Inc., a Delaware corporation (the "Company"), six hundred thousand (600,000) shares (the "Shares") of common stock of the Company (the "Common Stock"), par value $.01 per share, for a purchase price of $1.00 per Share (the "Purchase Price") pursuant to the terms and conditions set forth below.

     2. Closing. Upon execution of this Subscription Agreement (the "Closing"), REI shall pay to the Company the sum of Fifty Thousand Dollars ($50,000.00) as the portion of the Purchase Price for the initial fifty thousand (50,000) Shares (the "Initial Shares"). On or before the last business day of each month commencing on the month following the month in which the Closing occurs, REI shall purchase at least fifty thousand (50,000) of the five hundred and fifty thousand (550,000) remaining Shares (the "Remaining Shares") until such time as all such Remaining Shares have been purchased by REI.

     All payments due from REI to the Company as part of the Purchase Price shall be made by electronic wire transfer in accordance with the following instructions:

        Account Name: Avenue Entertainment Group, Inc.
        Bank Name:           City National Bank
        ABA #:        1220-16066
        Account #:           0101-618072

or by delivery of a bank check or certified check made payable to "Avenue Entertainment Group, Inc." against delivery by the Company to REI of certificates representing the purchased Shares. Notwithstanding the foregoing, REI shall have the right to purchase in excess of fifty thousand (50,000) of the Remaining Shares, up to the total unpurchased Remaining Shares, in any month by notifying the Company in writing of its desire to do so at least ten (10) business days prior to the date on which payment for such Remaining Shares is to be made, specifying in such written notice the number of Remaining Shares REI desires to purchase in excess of the required fifty thousand (50,000) Remaining Shares for such month.

     3. Designation of Board Member. Following the Closing, REI shall have the right to designate one member of the board of directors of the Company (the "Board"); provided, however, that unless otherwise agreed by Company, following any Default by REI, as hereinafter defined, such right will terminate and the remaining shareholders of Company shall have the right to immediately remove such Board member and (and REI hereby agrees to vote its shares in favor of such removal in such event) and immediately replace such Board member with another member nominated by Company, in its sole discretion.


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     4.  Default.  In the event REI fails to purchase  at least  fifty  thousand
(50,000) Remaining Shares from the Company by the last day of any month that REI is required to purchase such Remaining Shares pursuant to Sections 1 and 2 above and to pay to Company the applicable portion of the Purchase Price therefor by said date then, in addition to any and all other rights and remedies to which Company may be entitled hereunder, at law, in equity or otherwise, such failure shall constitute a default of this Subscription Agreement by REI ("Default"). Upon the occurrence of a Default, in addition to all other rights and remedies available to Company hereunder, at law, in equity or otherwise, the Company shall have the right, at its sole discretion, to do any or all of the following:
(a) commence charging interest on the entire unpaid portion of the Purchase Price calculated at the maximum legal rate allowable; (b) declare any and all unpaid portion of the Purchase Price to be immediately due and payable, and (c) terminate this Subscription Agreement by giving REI ten (10) days written notice of such Default; provided that such Default is not cured within said ten (10) day period. In the event that this Subscription Agreement is terminated by the Company pursuant to this Section 4, REI's rights to purchase Remaining Shares pursuant to this Subscription Agreement shall be terminated and all outstanding Remaining Shares shall be immediately returned to the Company without further instruction required from REI. Nothing contained in this Section 4 or elsewhere in this Agreement shall be deemed or construed to limit or waive any rights or remedies to which the Company may be entitled in the event of a Default by REI.

     5. Transfer Restrictions.

     (a) REI realizes that, as of the Closing, the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or any foreign or state securities laws. REI agrees that the Shares will not offer, pledge, hypothecate, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly (collectively "Dispose Of") any of the Shares, except in compliance with the Act, if applicable, and applicable foreign and state securities laws and the restrictions set forth in Section 5(a). Purchasers of Shares can only Dispose Of the Shares pursuant to registration under the Act or pursuant to an exemption therefrom. REI understands that to Dispose Of the Shares may require in some jurisdictions specific approval by the appropriate governmental agency or commission in such jurisdiction. REI has been advised that, except as provided in Section 7, the Company has no obligation, and does not intend, to cause the Shares to be registered under the Act or the securities law of any other jurisdiction or to comply with the requirements for any exemption under the Act, including but not limited to those provided by Rule 144 and Rule 144A promulgated under the Act, or under the securities law of any other jurisdiction. REI understands the legal consequences of the foregoing to mean that REI may have to bear the economic risk of its investment in the Company for an indefinite period of time.

     (b) To enable the Company to enforce the transfer restrictions contained in Sections 5(a) and 5(b), REI hereby consents to the placing of appropriate legends upon the certificates representing the Common Stock with respect to the Shares.

     6. Representations and Warranties. To induce the Company to accept REI's subscriptions, REI hereby represents and warrants to the Company that:


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     (a) it is duly authorized to execute this  Subscription  Agreement and this
Subscription Agreement, when executed and delivered by REI, will constitute a legal, valid, and binding obligation enforceable against REI in accordance with its terms; and the execution, delivery, and performance of this Subscription Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate or other necessary action on the part of REI;

     (b) the Shares subscribed for hereby are being acquired by REI for investment purposes only, for the account of REI and not with the view to any resale or distribution thereof, and REI is not participating, directly or indirectly, in a distribution of such Shares and will not take, or cause to be taken, any action that would cause REI to be deemed an "underwriter" of such Shares as defined in Section 2(11) of the Act;

     (c) REI has had access to all materials, books, records, documents, and public information relating to the Company, including but not limited to (i) the Annual Report on Form 10-KSB for the year ended December 31, 1999, (ii) the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2000;

     (d) REI acknowledges and understands that investment in the Shares involves a high degree of risk, including, but not limited to, all of the risks expressly set forth herein;

     (e) REI acknowledges that it and its advisors have been given an opportunity to ask questions of, and receive answers from, officers of the Company concerning all material aspects of the Company and its business, and that any request for such information has been fully complied with to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

     (f) REI has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Company and can afford a complete loss of its investment in the Company;

     (g) REI has never been notified by the Internal Revenue Service that it is subject to backup withholding;

     (h) REI recognizes that an investment in the Company involves a high degree of risk and that no governmental agency has passed upon the issuance of the Shares or made any finding or determination as to the fairness of this investment;

     (i) if REI is purchasing the Shares subscribed for hereby in a representative or fiduciary capacity, the representations and warranties contained herein shall be deemed to have been made on behalf of the person or persons for whom such Shares are being purchased;

     (j) REI has not entered into any agreement to pay commissions to any person with respect to the purchase or sale of the Shares, except commissions for which REI will be responsible;

     (k) REI, either alone or with a purchaser representative (as such term is defined in Rule 501(h) under the Securities Act), has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Shares it will receive pursuant hereto. REI, and its advisors, have been given access to public information to permit them to fairly and adequately analyze the respective businesses, properties, assets and liabilities of Company, and to make an informed assessment as to the appropriateness and commercial reasonableness of the transactions contemplated hereby. Based upon their independent review of such information, REI has determined to proceed with the transactions contemplated hereby without reliance upon any representations or warranties of Company except as specifically set forth herein and in the public records and securities filings of Company.

     7. Registration of Shares Under the Act.

     (a) The Company shall, (i) not later than December 31, 2000 file a registration statement (the "Registration Statement") and (ii) after the Registration Statement is declared effective under the Act, furnish REI with such number of copies of the prospectus included in the Registration Statement as REI may reasonably request to facilitate the disposition of the Shares owned by REI.

     (b) If at any time during the period that REI owns any Shares an event (an "Event") shall have occurred that has caused the Registration Statement to contain an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, the Company shall (i) give REI a notice (the "No-Sell Notice") that an Event has occurred, (ii) promptly (or, if in the reasonable judgment of the Company disclosure of the Event would be detrimental to the Company, promptly after disclosure of the Event would not be detrimental to the Company) take all commercially reasonable efforts to cause the Registration Statement not to contain an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and
(iii) give REI a notice (the "Sell Notice") when the Registration Statement does not contain an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made. REI shall not sell any Shares pursuant to the Registration Statement after it has received a No-Sell Notice until it has received a subsequent Sell Notice.

     (c) In connection with the Registration Statement, REI shall furnish to the Company such information as the Company shall reasonably request.

     8. Indemnification. REI understands the meaning and legal consequences of the representations and warranties made by REI in this Agreement, and agrees to indemnify and hold harmless the Company and each of the Company's directors, officers, stockholders, employees, counsel, agents, successors, and assigns, if any, from and against any and all loss, damage, liability, or expense (including, without limitation, attorneys' fees), as and when incurred, due to or arising out of (in each case in whole or in part) any breach of any representation or warranty made by REI set forth herein or in any other agreement or other document furnished by REI to any of the foregoing in connection with this transaction, any failure by REI to fulfill any of its covenants or agreements set forth herein or therein, or arising out of the resale or distribution by REI of the Shares or any portion thereof in violation of the Act or any applicable foreign or state securities or "blue sky" law.

     9. Further Documents.  REI agrees that it will execute such other documents
as  may  be  necessary  or  desirable  in  connection   with  the   transactions
contemplated hereby.

     10. Modification. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

     11. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address set forth on the first page hereof, (ii) if to REI, at its address set forth on the signature page hereto, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 11. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 11 shall be deemed given at the time of receipt thereof.

     12. Counterparts. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

     13. Entire Agreement. This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants, or other agreements except as stated or referred to herein.

     14. Severability. Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

     15. Assignability. This Subscription Agreement is not transferable or assignable by REI.

     16. Applicable Law. This Subscription Agreement has been negotiated and consummated in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

     17. Choice of Jurisdiction. Any action or proceeding arising, directly, indirectly, or otherwise, in connection with, out of or from this Subscription Agreement, any breach hereof or any transaction covered hereby shall be resolved within the City of New York, State of New York, United States of America. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within the City of New York, State of New York, United States of America.

     18. Taxpayer Identification Number. Each verifies under penalties of perjury that any Taxpayer Identification Number or Social Security Number shown on the signature page hereto is true, correct, and complete.

     19. Pronouns. Any personal pronoun shall be considered to mean the corresponding masculine, feminine, or neuter personal pronoun, as the context requires.

        IN WITNESS WHEREOF, the undersigned have executed this Subscription Agreement, the __ day of November, 2000.

ROBISON ENTERPRISES, INC.

By:
Name:
Title:

Address:
C/O Law Offices of A. Chandler Warren
7715 Sunset Boulevard, Suite 208
Los Angeles, CA 90046
Telephone: (323) 876-6400
Facsimile: (323) 876-3170

95-4826681
(Tax I.D. Number)

ACCEPTED:
Avenue Entertainment Group, Inc.

By:
Name: Cary Brokaw, President

Date: November __, 2000